UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST (Exact name of issuing entity in respect of the notes as specified in charter)	DISCOVER CARD MASTER TRUST I (Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	DISCOVER FUNDING LLC (Exact name of depositor as specified in charter)	DISCOVER BANK (Exact name of sponsor as specified in charter)

Delaware

(State or jurisdiction of
incorporation or

organization
of the issuing entity)

c/o Wilmington Trust

Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
19890-0001

(Address of principal

executive offices of the

issuing entity)

Delaware

(State or jurisdiction of
incorporation or

organization
of the issuing entity)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware
19720

(Address of principal

executive offices of the

issuing entity)

		Delaware (State or jurisdiction of incorporation or organization of the depositor) Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720 (Address of principal executive offices of the depositor)	Delaware (State or jurisdiction of incorporation or organization of the sponsor) Discover Bank 12 Read’s Way New Castle, Delaware 19720 (Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of

the sponsor)

47-4047337

(IRS Employer Identification No. of

the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On January 1, 2016, the Receivables Sale and Contribution Agreement, dated as of December 22, 2015, between Discover Bank and Discover Funding LLC, became effective pursuant to its terms. A copy of the Receivables Sale and Contribution Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K on December 23, 2015.

On January 1, 2016, the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 22, 2015, among U.S. Bank National Association, as trustee (the “Master Trust Trustee”), Discover Funding LLC and Discover Bank, became effective pursuant to its terms. A copy of the Third Amended and Restated Pooling and Servicing Agreement was filed as Exhibit 4.2 to the Current Report on Form 8-K on December 23, 2015.

On January 1, 2016, the Amended and Restated Series Supplement, dated as of December 22, 2015, among the Master Trust Trustee, Discover Funding LLC and Discover Bank, became effective pursuant to its terms. A copy of the Amended and Restated Series Supplement was filed as Exhibit 4.3 to the Current Report on Form 8-K on December 23, 2015.

On January 1, 2016, the Amended and Restated Indenture, dated as of December 22, 2015, between Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer, and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), became effective pursuant to its terms. A copy of the Amended and Restated Indenture was filed as Exhibit 4.4 to the Current Report on Form 8-K on December 23, 2015.

On January 1, 2016, the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, between the Note Issuance Trust, as Issuer, and the Indenture Trustee, became effective pursuant to its terms. A copy of the Second Amended and Restated Indenture Supplement was filed as Exhibit 4.5 to the Current Report on Form 8-K on December 23, 2015.

On January 1, 2016, the Amended and Restated Trust Agreement, dated as of December 22, 2015, between Wilmington Trust Company, as owner trustee, and Discover Funding LLC, as beneficiary, became effective pursuant to its terms. A copy of the Amended and Restated Trust Agreement was filed as Exhibit 4.6 to the Current Report on Form 8-K on December 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2016

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333-141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer